UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2008

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2008 Incentive Compensation Plan. On February 19, 2008, the Board of Directors of Rewards Network Inc. adopted the 2008 Incentive Compensation Plan, pursuant to which members of the Corporation’s management, including the executive officers, are eligible to receive a cash bonus for 2008 based on individual performance and adjusted based on the Corporation’s financial performance and achievement of key corporate objectives in 2008.

The Corporation will determine a base bonus award based on individual performance during 2008 for each individual participating in the 2008 Incentive Compensation Plan. No amount will be paid under the 2008 Incentive Compensation Plan if the Corporation’s earnings before interest, income taxes, depreciation and amortization, excluding unusual and non-recurring gains and losses (“EBITDA”), are less than a threshold amount determined by the Corporation (“EBITDA Threshold”), regardless of whether the targets discussed below are met.

37.5% of the base bonus award (“EBITDA-based Award”) will be adjusted based on the amount of the Corporation’s 2008 EBITDA less one third of the Corporation’s 2008 capital expenditures, as compared to a target amount of EBITDA less one third of capital expenditures determined by the Corporation (“EBITDA Target”). If the Corporation does not achieve the EBITDA Target, the EBITDA-based Award will not be paid. Two-thirds of the EBITDA-based Award will be paid if the Corporation meets the EBITDA Target, and this amount will be increased incrementally if 2008 EBITDA less one third of capital expenditures is more than the EBITDA Target, up to an “EBITDA Stretch Target” determined by the Corporation. 100% of the EBITDA-based Award will be paid if the Corporation’s 2008 EBITDA less one third of capital expenditures meets the EBITDA Stretch Target. If the Corporation exceeds the EBITDA Stretch Target, the EBITDA-based Award will be increased incrementally up to a maximum adjustment of 166.7% of the EBITDA-based Award. 166.7% of EBITDA-based Award will be paid if the Corporation meets or exceeds an “EBITDA Maximum Target” determined by the Corporation.

37.5% of the base bonus award (“Revenue-based Award”) will be adjusted based on the amount of the Corporation’s 2008 revenue, as compared to a target amount of revenue determined by the Corporation (“Revenue Target”). If the Corporation does not achieve the Revenue Target, the Revenue-based Award will not be paid. Two-thirds of the Revenue-based Award will be paid if the Corporation meets the Revenue Target, and this amount will be increased incrementally if 2008 revenue is more than the Revenue Target, up to a “Revenue Stretch Target” determined by the Corporation. 100% of the Revenue-based Award will be paid if the Corporation’s 2008 revenue meets the Revenue Stretch Target. If the Corporation exceeds the Revenue Stretch Target, the Revenue-based Award will be increased incrementally up to a maximum adjustment of 166.7% of the Revenue-based Award. 166.7% of Revenue-based Award will be paid if the Corporation meets or exceeds a “Revenue Maximum Target” determined by the Corporation.

12.5% of the base bonus award will be paid if the Corporation’s gross dining credits portfolio on December 31, 2008 exceeds a target amount determined by the Corporation. The remaining 12.5% of the base bonus award will be paid if the Corporation achieves certain key corporate objectives determined by the Corporation.

This summary is qualified in its entirety by reference to the 2008 Incentive Compensation Plan, a copy of which is attached hereto as Exhibit 10.1.

Restricted Stock Unit Awards. On February 19, 2008, the Compensation Committee of the Board of Directors of Rewards Network Inc. (“Compensation Committee”) approved the grant of restricted stock unit awards pursuant to the Rewards Network Inc. 2006 Long-Term Incentive Plan (“2006 Plan”) to the Corporation’s executive officers who are expected to be named executive officers in the Corporation’s 2008 Proxy Statement (“Named Executive Officers”) entitling these Named Executive Officers to receive shares of the Corporation’s common stock as follows:

Named Executive Officer	Number of Shares
Ronald L. Blake	54,348
Christopher J. Locke	29,820
Roya Behnia	31,984
Megan E. Flynn	29,700
Robert S. Wasserman	39,337

50% of these restricted stock units vest in three equal annual installments beginning on the first anniversary of the date of grant.

Up to 25% of these restricted stock units (“EBITDA-based RSUs”) vest in three equal annual installments beginning on the first anniversary of the date of grant if the Corporation meets a performance vesting requirement based on the Corporation’s 2008 EBITDA less one third of the Corporation’s 2008 capital expenditures. If the Corporation does not achieve the EBITDA Target, the EBITDA-based RSUs will not vest and will be canceled. Half of the EBITDA-based RSUs will meet the performance vesting requirement if the Corporation meets the EBITDA Target. The amount of the EBITDA-based RSUs that meet the performance vesting requirement will be increased incrementally if 2008 EBITDA less one-third of capital expenditures is more than the EBITDA Target, up to the EBITDA Stretch Target. All of the EBITDA-based RSUs will meet the performance vesting requirement if the Corporation’s 2008 EBITDA less one-third of capital expenditures meets or exceeds the EBITDA Stretch Target.

Up to 25% of these restricted stock units (“Revenue-based RSUs”) vest in three equal annual installments beginning on the first anniversary of the date of grant if the Corporation meets a performance vesting requirement based on the Corporation’s 2008 revenue. If the Corporation does not achieve the Revenue Target, the Revenue-based RSUs will not vest and will be canceled. Half of the Revenue-based RSUs will meet the performance vesting requirement if the Corporation meets the Revenue Target. The amount of the Revenue-based RSUs that meet the performance vesting requirement will be increased incrementally if 2008 revenue is more than the Revenue Target, up to the Revenue Stretch Target. All of the Revenue-based RSUs will meet the performance vesting requirement if the Corporation’s 2008 revenue meets or exceeds the Revenue Stretch Target. Regardless of whether the Revenue Target is met, if the Corporation does not achieve the EBITDA Threshold, the Revenue-based RSUs will not vest and will be canceled.

These restricted stock units vest only if the Named Executive Officer remains employed by the Corporation as of each vesting date. Under the 2006 Plan, these restricted stock units will fully vest if the recipient’s employment is terminated without cause within twelve months after a change in control, as those terms are defined in the 2006 Plan. This summary of the terms of these restricted stock unit awards is qualified in its entirety by reference to the 2006 Plan and the Restricted Stock Unit Award Agreement governing such awards, the form of which is attached hereto as Exhibit 10.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Rewards Network Inc. 2008 Incentive Compensation Plan.

10.2	Form of Restricted Stock Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Christopher J. Locke
Christopher J. Locke
Senior Vice President, Chief Financial Officer and Treasurer

Dated: February 21, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Rewards Network Inc. 2008 Incentive Compensation Plan.

10.2	Form of Restricted Stock Unit Award Agreement.